UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): September 11, 2002

                        WORLDWIDE WIRELESS NETWORKS, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA

                                     ------
                 (State or other jurisdiction of incorporation)

     0-27989                                             88-0286466
     -------                                             ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)

         770 The City Drive South, Suite 3700, Orange, California 92868
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (714) 937-5500

                                 Not Applicable

     ----------------------------------------------------------------------
   (Former name, former address and former fiscal year, if changed since last report)

                  Total number of pages in this document:     5
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                                TABLE OF CONTENTS

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT                                     1

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS                                 1

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP                                           1

ITEM 4.   CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT                         1

ITEM 5.   OTHER EVENTS                                                         1

ITEM 6.   RESIGNATION OF DIRECTORS AND APPOINTMENT

                           OF NEW DIRECTORS                                    1

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS                1

SIGNATURES                                                                     2


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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

          Not  Applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          Not  Applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          On September 11, 2002, Worldwide Wireless Networks, Inc filed a voluntary petition to reorganize under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Central District of California (the 'Petition").

          A copy of the press release of the Company announcing the filing of the Petition is attached hereto as Exhibit 99.1 and incorporated herein by Reference.

ITEM 4.   CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

          Not Applicable.

ITEM 5.   OTHER EVENTS

          Not Applicable

ITEM 6.   RESIGNATION  OF  DIRECTORS  AND  APPOINTMENT  OF  NEW  DIRECTORS

          Not Applicable.

ITEM 7.   FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIALS  &  EXHIBITS

          (a)  Financial Statements of Business Acquired

               Not Applicable.

          (b)  Pro Forma Financial Information

               Not Applicable.

          (c)  Exhibits

               Not Applicable.


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
SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                             WORLDWIDE WIRELESS NETWORKS, INC.
                             ---------------------------------
                                        (Registrant)


                             Date:  November 8, 2002


                                  /s/
                             -------------------------------------
                             Jerry Collazo, President and acting Chief Executive


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